UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

December 4, 2003

Date of report (Date of earliest event reported)

ASSISTED LIVING CONCEPTS, INC.

(exact name of registrant as specified in its charter)

NEVADA	1-13498	93-1148702

(State or other jurisdiction of	Commission File Number	(I.R.S. Employer
incorporation or organization)		Identification Number)

1349 Empire Central, Suite 900, Dallas, TX 75247

(Address of Principal Executive Offices) (Zip Code)

(214) 424-4000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE	1
SIGNATURES	2
EXHIBIT INDEX	3

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

The following document is furnished as an Exhibit to this Current Report on Form 8-K pursuant to Item 602 of Regulation S-K and incorporated herein by reference:

EXHIBIT NO.	DOCUMENT DESCRIPTION

99	Press Release of Assisted Living Concepts, Inc. dated December 4, 2003, announcing new CFO and resignation of Matthew Patrick.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSISTED LIVING CONCEPTS, INC

By:	/s/ Matthew G. Patrick

	Name:	Matthew G. Patrick
	Title:	Senior Vice President,
Chief Financial Officer,
Secretary and Treasurer

Date: December 4, 2003

EXHIBIT INDEX

EXHIBIT NO.	DOCUMENT DESCRIPTION

99	Press Release of Assisted Living Concepts, Inc., dated December 4, 2003.